Exhibit 10.3

February 2, 2011

Repsol YPF

Paseo de La Castellana, 278-280

28046 Madrid

España

Consent of Independent Petroleum Engineers

Ladies and Gentlemen:

Ryder Scott Company, L.P. consents to the references to our firm included in Repsol YPF, S.A.’s annual report on Form 20-F for the year ended December 31, 2009, and to the inclusion of our report dated March 24, 2010, as an exhibit to Repsol YPF, S.A.’s annual report on Form 20-F/A for the year ended December 31, 2009.

Very truly yours,

RYDER SCOTT COMPANY, L. P.
TBPE Firm Registration No. F-1580

/s/ Herman G. Acuña

Herman G. Acuña, P.E.
Texas P.E. License No. 92254
Managing Senior Vice President–International

HGA

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